PILGRIM'S PRIDE CORPORATION
NET SALES BY PRIMARY MARKET LINE
FOR QUARTERS ENDED:

The following table sets forth, for the periods including and since fiscal 2000, net sales attributable to each of our primary product lines and
markets served with those products.   We based the table on our internal
sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products including our most recent Annual Report on Form 10-K.

                                         FISCAL QUARTERS ENDED

                       MAR 30  DEC 29   SEPT 29   JUNE 30   MAR 31   DEC 30
                        2002    2001      2001      2001     2001(a)  2000
                                             (IN THOUSANDS)
CHICKEN SALES:
UNITED STATES
   Prepared Foods:
      Foodservice     $177,799  $160,033 $170,363 $160,068 $162,515 $149,274
      Retail           $36,636   $34,887  $35,022  $33,591  $28,657  $14,698
         Total Prepared
            Foods     $214,435  $194,920 $205,385 $193,659 $191,172 $163,972

   Fresh Chicken:
      Foodservice     $107,207  $113,373 $121,748 $174,078  $65,440  $38,492
      Retail           $60,699   $58,789  $65,925  $43,974  $78,608  $36,187
         Total Fresh
            Chicken   $167,906  $172,162 $187,673 $218,051 $144,048  $74,679

   Export and Other    $17,473   $35,143  $34,131  $19,861  $24,455  $27,175
         Total U.S.
            Chicken   $399,814  $402,225 $427,189 $431,571 $359,674 $265,826

   Mexico:             $80,376   $90,916  $79,602  $89,752  $75,844  $78,480
         TOTAL CHICKEN
            SALES     $480,190  $493,141 $506,791 $521,324 $435,518 $344,307

TURKEY SALES:
   Prepared Foods:
      Foodservice      $20,699   $43,006  $30,915  $29,948  $15,227        -
      Retail           $11,433   $13,858  $18,235  $15,970  $14,477        -
         Total Prepared
            Foods      $32,132   $56,865  $49,150  $45,917  $29,704        -

   Fresh Turkey:
       Foodservice      $8,713   $12,104   $6,911   $6,141   $5,567        -
       Retail          $15,637   $43,080  $27,898  $22,947  $20,802        -
          Total Fresh
            Turkey     $24,350   $55,183  $34,809  $29,088  $26,369        -
   Export and Other     $8,924    $5,003   $4,656   $3,788   $3,433        -
          TOTAL TURKEY
            SALES      $65,406  $117,051  $88,615  $78,793  $59,506        -

   Sale of Other U.S.
       Products        $55,157   $45,838  $45,843  $45,719  $46,569  $41,725

TOTAL NET SALES       $600,753  $656,030 $641,249 $645,836 $541,593 $386,032

                                          Fiscal Quarters ended
                                  SEPT 30   JULY 1    APRIL 1   JAN 1,
                                   2000     2000      2000      2000
                                             (IN THOUSANDS)
CHICKEN SALES:
UNITED STATES
   Prepared Foods:
      Foodservice                $146,646  $166,856  $140,780  $139,305
      Retail                      $16,775    $8,973   $10,828   $11,483
        Total Prepared Foods     $163,421  $175,829  $151,607  $150,788

   Fresh Chicken:
      Foodservice                 $46,224   $54,715   $51,974   $49,384
      Retail                      $37,673   $39,758   $37,021   $34,525

        Total Fresh Chicken       $83,897   $94,473   $88,995   $83,910

   Export and Other               $16,232   $12,671   $13,085   $15,480
      Total U.S. Chicken         $263,549  $282,973  $253,687  $250,178

   Mexico:                        $79,121   $81,066   $76,730   $70,446
      TOTAL CHICKEN SALES        $342,669  $364,039  $330,417  $320,624

TURKEY SALES:
   Prepared Foods:
      Foodservice                          -         -         -         -
      Retail                               -         -         -         -
         Total Prepared Foods              -         -         -         -

   Fresh Turkey:
      Foodservice                          -         -         -         -
      Retail                               -         -         -         -
         Total Fresh Turkey                -         -         -         -

   Export and Other                        -         -         -         -
         TOTAL TURKEY SALES		       -         -         -         -

   Sale of Other U.S. Products       $36,706   $27,940    $42,843   $34,201

TOTAL NET SALES                     $379,375  $391,979   $373,260  $354,825

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

                                         FISCAL QUARTERS ENDED

                     MAR 30    DEC 29   SEPT 29   JUNE 30   MAR 31   DEC 30
                      2002      2001      2001      2001     2001(a)  2000
                                             (IN THOUSANDS)
CHICKEN SALES:
U.S. CHICKEN SALES:
   Prepared Foods:
      Foodservice     44.5%     39.8%    39.9%     37.1%     45.2%     56.2%
      Retail           9.2%      8.7%     8.2%      7.8%      8.0%      5.5%
         Total Prepared
            Foods     53.6%     48.5%    48.1%     44.9%     53.2%     61.7%

   Fresh Chicken:
      Foodservice     26.8%     28.2%    28.5%      40.3%    18.2%     14.5%
      Retail          15.2%     14.6%    15.4%      10.2%    21.9%     13.6%
         Total Fresh
            Chicken   42.0%     42.8%    43.9%      50.5%    40.0%     28.1%

   Export and  Other   4.4%      8.7%     8.0%       4.6%     6.8%     10.2%

         TOTAL U.S.
            CHICKEN  100.0%    100.0%   100.0%     100.0%   100.0%    100.0%

TURKEY SALES:
U.S. Turkey Sales:
   Prepared Foods:
     Foodservice      31.6%     36.7%    34.9%      38.0%    25.6%        -
     Retail           17.5%     11.8%    20.6%      20.3%    24.3%        -
         Total Prepared
            Foods     49.1%     48.6%    55.5%      58.3%    49.9%        -
   Fresh Turkey:
     Foodservice      13.3%     10.3%     7.8%       7.8%     9.4%        -
     Retail           23.9%     36.8%    31.5%      29.1%    35.0%        -
         Total Fresh
            Turkey    37.2%     47.1%    39.3%      36.9%     44.3%       -

   Export and Other   13.6%      4.3%     5.3%       4.8%      5.8%       -
         TOTAL U.S.
             TURKEY  100.0%    100.0%   100.0%     100.0%    100.0%       -



                                          Fiscal Quarters ended
                                  SEPT 30   JULY 1    APRIL 1   JAN 1,
                                   2000     2000      2000      2000
 								(IN THOUSANDS)

CHICKEN SALES:
U.S. CHICKEN SALES:
   Prepared Foods:
      Foodservice                   55.6%    59.0%    55.5%     55.7%
      Retail                         6.4%     3.2%     4.3%      4.6%
         Total Prepared Foods       62.0%    62.1%    59.8%     60.3%

   Fresh Chicken:
      Foodservice                   17.5%    19.3%    20.5%     19.7%
      Retail                        14.3%    14.1%    14.6%     13.8%
         Total Fresh Chicken        31.8%    33.4%    35.1%     33.5%

   Export and Other                  6.2%     4.5%     5.2%      6.2%

         TOTAL U.S. CHICKEN        100.0%   100.0%   100.0%    100.0%

TURKEY SALES:
U.S. Turkey Sales:
   Prepared Foods:
      Foodservice                       -       -        -         -
      Retail                            -       -        -         -
         Total Prepared  Foods          -       -        -         -

   Fresh Turkey:
      Foodservice                       -       -        -         -
      Retail                            -       -        -         -
         Total Fresh  Turkey            -       -        -         -

   Export and Other                     -       -        -        -
         TOTAL U.S. TURKEY              -       -        -        -

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.